SUPPLEMENT DATED SEPTEMBER 17, 2025 TO THE CURRENT
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR:
Invesco MSCI World SRI Index Fund
(the “Fund”)
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”) merged into Invesco Management S.A. Accordingly, the Fund’s Prospectuses are revised as follows:
1. All references to “Invesco Deutschland” are replaced with “Invesco Management S.A.”
2. The following information replaces the second paragraph in its entirety under "Fund Management – The Adviser(s)" in the Statutory Prospectus:
Sub-Advisers. Invesco Management S.A. serves as the Fund’s investment sub-adviser. Invesco Management S.A., an affiliate of the Adviser, is located at 37a Avenue John F. Kennedy, 1855 Luxembourg. Invesco Management S.A. has been managing assets for institutional and retail clients since 1991. Invesco Management S.A. provides portfolio management services to the Fund.
GLRE-SUMSTATSAI-SUP 091725